UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

Dreyfus Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUN D

FOR MORE INFORMATION

Back Cover

Dreyfus Midcap Index Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Index Fund, Inc., covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Midcap Index Fund, Inc.’s Class I shares produced a total return of 0.79%, and its Investor shares returned 0.52%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of 1.02% for the same period.2,3

Mid-cap stocks advanced modestly during the reporting period, amid improving economic prospects and reports of better-than-expected corporate earnings. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $1.4 billion and $5.9 billion, to the extent consistent with market conditions.

Positive Economic Trends in the Face of Rising Volatility

A positive economic backdrop supported U.S. equity markets in late 2017, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax-reform legislation in December 2017 sparked additional market gains, driving the Index to new, all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance at the time.

In the first few months of 2018, volatility entered the picture, as concerns over inflation and the potential for trade disputes roiled markets. However, U.S. markets were able to stabilize, and the upward trend continued, on the back of sustained positive economic data, corporate balance-sheet strength, and robust consumer spending. Non-U.S. markets, however, slowed as the rate of economic improvement in areas such as the Eurozone stalled. In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, and concerns

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

over issues abroad in areas such as Italy, Turkey, Argentina, and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets.

In this environment, mid-cap stocks produced lower returns than their large-cap counterparts.

Health Care Stocks Lead the Market

The health care sector led the Index’s various market segments during the reporting period. Makers and distributors of medical equipment and supplies benefited from faster regulatory approvals of new products, as did some biotechnology companies. In addition, higher levels of mergers-and-acquisitions activity helped boost the stock prices of midsized biotechnology companies that were targeted for takeovers by larger firms. Finally, hospital operators and health plan providers experienced rising demand during a severe flu season. In the information technology sector, companies in the IT services industry led the way, as increasing investment in financial technology (fintech) developers boosted revenues. Software companies that focus on cybersecurity also outperformed. The energy sector surged during the reporting period, when rising crude oil prices and the discovery of new North American oil and gas reserves sparked increased production among midsized exploration-and-production companies. Higher costs for the materials used in hydraulic fracturing (fracking) were not enough to fully offset the positive impact of higher commodity prices.

Laggards for the reporting period included sectors negatively affected by trade disputes, such as materials and industrials. In general, materials companies were affected by the U.S. trade issues with China. China has traditionally been one of the biggest purchasers of raw materials, and the trade disputes have led them to purchase less. Metals and mining companies were also affected. Elsewhere in the sector, the rising price of oil has put pressure on profit margins of chemical companies that use oil-based products as an input for many of their goods. Higher freight costs also hurt returns. Industrials companies lagged during the reporting period. Machinery companies were also under pressure because of trade tensions, rising costs of raw materials, and revenue delays caused by labor shortages, which delayed the completion of projects. Financials companies such as banks and insurance companies also lagged during the reporting period, mainly due to the increasing costs of financial technology.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears intact, supported by a strong labor market and sound corporate balance sheets. Although the recovery progress of non-U.S. developed markets seemed to stall in February and remains under fire due to geopolitical issues, the underlying fundamentals remain neutral. The market’s currently constructive conditions could be undermined by unexpected political and economic developments as geopolitical tensions potentially escalate. As always, we continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Midcap Index Fund, Inc. Investor shares and Class I shares and the S&P MidCap 400® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of the Dreyfus Midcap Index Fund, Inc. on 10/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	0.52%	8.40%	13.62%
Class I	8/31/2016	0.79%	8.51%†	13.68%†
S&P MidCap 400® Index		1.02%	8.89%	14.13%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Index Fund, Inc. from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Investor Shares	Class I
Expenses paid per $1,000†	$2.50	$1.25
Ending value (after expenses)	$980.10	$981.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95

† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - 1.1%
Adient	172,865	[a]	5,258,553
Dana	289,258		4,503,747
Delphi Technologies	176,780		3,790,163
Gentex	534,979		11,261,308
Thor Industries	99,462	[a]	6,926,534
Visteon	58,993	[a,b]	4,662,807
			36,403,112
Banks - 8.0%
Associated Banc-Corp	344,877		7,994,249
BancorpSouth Bank	178,008	[a]	5,108,830
Bank of Hawaii	84,144	[a]	6,600,255
Bank OZK	241,717	[a]	6,613,377
Cathay General Bancorp	154,882		5,834,405
Chemical Financial	142,077		6,657,728
Commerce Bancshares	190,003	[a]	12,084,191
Cullen/Frost Bankers	127,942		12,528,081
East West Bancorp	289,974		15,206,237
First Horizon National	651,379	[a]	10,513,257
First National Bank	644,819	[a]	7,628,209
Fulton Financial	350,536		5,612,081
Hancock Holding	169,823		7,125,773
Home BancShares	322,330	[a]	6,137,163
International Bancshares	110,317		4,269,268
LendingTree	14,801	[a,b]	2,985,214
MB Financial	167,379		7,429,954
New York Community Bancorp	976,241		9,352,389
PacWest Bancorp	243,599		9,894,991
Pinnacle Financial Partners	147,317		7,704,679
Prosperity Bancshares	132,079	[a]	8,589,097
Signature Bank	110,830		12,180,217
Sterling Bancorp	448,784	[a]	8,069,136
Synovus Financial	236,218		8,872,348
TCF Financial	336,343		7,022,842
Texas Capital Bancshares	100,552	[b]	6,559,007
Trustmark	133,735	[a]	4,119,038
UMB Financial	90,465	[a]	5,776,190
Umpqua Holdings	441,285		8,472,672
United Bankshares	207,988	[a]	6,898,962
Valley National Bancorp	664,699	[a]	6,633,696
Washington Federal	169,388	[a]	4,769,966
Webster Financial	183,345		10,788,020

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Banks - 8.0% (continued)
Wintrust Financial	112,037		8,530,497
			264,562,019
Capital Goods - 10.0%
Acuity Brands	79,940	[a]	10,043,662
AECOM	322,082	[b]	9,385,469
AGCO	133,259		7,467,834
Carlisle	118,870		11,481,653
Crane	101,051		8,795,479
Curtiss-Wright	88,012		9,633,794
Donaldson	258,570	[a]	13,259,470
Dycom Industries	62,351	[a,b]	4,232,386
EMCOR	116,361		8,259,304
EnerSys	84,477		6,721,835
Esterline Technologies	52,697	[b]	6,184,520
GATX	75,220	[a]	5,636,235
Graco	334,064		13,573,020
Granite Construction	91,922	[a]	4,202,674
Hubbell	109,208		11,106,454
IDEX	153,389		19,452,793
ITT	174,138		8,793,969
KBR	279,683		5,532,130
Kennametal	163,779		5,805,966
Lennox International	72,515		15,292,688
Lincoln Electric Holdings	130,515		10,559,969
MSC Industrial Direct, Cl. A	92,362		7,486,864
Nordson	104,765		12,851,523
NOW	215,114	[a,b]	2,762,064
nVent Electric	326,940		7,983,875
Oshkosh	145,438		8,164,889
Regal Beloit	87,579		6,279,414
Resideo Technologies	243,262		5,120,665
Teledyne Technologies	71,867	[b]	15,902,730
Terex	129,260	[a]	4,315,991
Timken	139,239		5,506,902
Toro	209,267	[a]	11,788,010
Trinity Industries	293,844		8,389,246
Valmont Industries	44,924	[a]	5,584,502
Wabtec	171,657	[a]	14,079,307
Watsco	63,786	[a]	9,451,809
Woodward	110,174		8,113,213
			329,202,308
Commercial & Professional Services - 2.1%
ASGN	103,866	[b]	6,967,331

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Commercial & Professional Services - 2.1% (continued)
Clean Harbors	102,060	[b]	6,944,162
Deluxe	95,659	[a]	4,516,061
Dun & Bradstreet	73,835		10,505,244
Healthcare Services Group	148,006	[a]	6,007,564
Herman Miller	118,553		3,906,321
HNI	86,157		3,264,489
Manpowergroup	129,092		9,848,429
MSA Safety	69,442		7,252,522
Pitney Bowes	369,472		2,445,905
The Brink's Company	101,069	[a]	6,702,896
			68,360,924
Consumer Durables & Apparel - 2.7%
Brunswick	173,438		9,017,042
Carter's	93,163	[a]	8,941,785
Deckers Outdoor	59,857	[b]	7,612,015
Helen of Troy	53,349	[a,b]	6,621,678
KB Home	172,224		3,439,313
NVR	6,822	[b]	15,274,663
Polaris Industries	116,907	[a]	10,402,385
Skechers USA, Cl. A	270,824	[a,b]	7,737,442
Tempur Sealy International	91,958	[a,b]	4,249,379
Toll Brothers	269,910		9,085,171
TRI Pointe	300,303	[a,b]	3,573,606
Tupperware Brands	101,181	[a]	3,551,453
			89,505,932
Consumer Services - 4.9%
Boyd Gaming	163,941		4,354,273
Brinker International	81,301	[a]	3,524,398
Cheesecake Factory	84,413	[a]	4,080,524
Churchill Downs	23,682		5,911,264
Cracker Barrel Old Country Store	47,962	[a]	7,610,610
DeVry Education Group	119,884	[b]	6,069,727
Domino's Pizza	83,754		22,512,238
Dunkin' Brands Group	167,756	[a]	12,172,375
Eldorado Resorts	130,390	[a,b]	4,759,235
Graham Holdings, Cl. B	8,848	[a]	5,141,130
International Speedway, Cl. A	50,330		1,887,878
Jack in the Box	54,300		4,285,899
Marriott Vacations Worldwide	81,374		7,200,786
Papa John's International	44,737	[a]	2,439,956
Penn National Gaming	206,934	[b]	5,024,358
Scientific Games, Cl. A	110,735	[a,b]	2,464,961
Service Corporation International	360,963	[a]	14,969,136

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Consumer Services - 4.9% (continued)
Six Flags Entertainment	142,332	[a]	7,666,002
Sotheby's	74,447	[a,b]	3,126,774
Texas Roadhouse	133,217	[a]	8,054,300
Weight Watchers International	76,563	[a,b]	5,060,814
Wendy's	371,546	[a]	6,405,453
Wyndham Hotels & Resorts	200,223		9,868,992
Wyndham Worldwide	198,671		7,128,315
			161,719,398
Diversified Financials - 3.3%
Eaton Vance	236,594		10,658,560
Evercore, Cl. A	81,942		6,693,842
FactSet Research Systems	76,758	[a]	17,175,370
Federated Investors, Cl. B	189,795	[a]	4,682,243
Interactive Brokers Group, Cl. A	150,513		7,436,847
Janus Henderson Group	335,254	[a]	8,237,191
Legg Mason	170,079		4,799,629
MarketAxess Holdings	74,868	[a]	15,697,574
Navient	469,528		5,437,134
SEI Investments	263,666		14,092,948
SLM	865,584	[a,b]	8,777,022
Stifel Financial	143,531		6,562,237
			110,250,597
Energy - 4.9%
Apergy	154,087		6,007,852
Callon Petroleum	456,840	[a,b]	4,554,695
Chesapeake Energy	1,819,365	[a,b]	6,385,971
CNX Resources	422,624	[b]	6,614,066
Core Laboratories	87,900	[a]	7,492,596
Diamond Offshore Drilling	126,525	[a,b]	1,794,125
Dril-Quip	75,430	[a,b]	3,210,301
Energen	163,592	[b]	11,773,716
Ensco	876,265	[a]	6,256,532
Gulfport Energy	310,968	[a,b]	2,832,918
Matador Resources	205,952	[a,b]	5,939,656
McDermott International	351,636	[a,b]	2,718,146
Murphy Oil	323,844	[a]	10,317,670
Nabors Industries	648,330	[a]	3,222,200
Oasis Petroleum	530,532	[a,b]	5,337,152
Oceaneering International	196,128	[a,b]	3,714,664
Patterson-UTI Energy	439,884		7,319,670
PBF Energy, Cl. A	239,975		10,042,954
QEP Resources	476,577	[b]	4,246,301
Range Resources	412,524	[a]	6,538,505

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Energy - 4.9% (continued)
Rowan Cos	251,396	[b]	3,999,710
SM Energy	204,473		4,976,873
Southwestern Energy	1,176,236	[a,b]	6,281,100
Superior Energy Services	304,999	[b]	2,388,142
Transocean	854,595	[a,b]	9,409,091
World Fuel Services	136,500		4,368,000
WPX Energy	790,158	[b]	12,674,134
			160,416,740
Food & Staples Retailing - .6%
Casey's General Stores	72,812	[a]	9,182,321
Sprouts Farmers Market	252,336	[a,b]	6,785,315
United Natural Foods	99,533	[a,b]	2,162,852
			18,130,488
Food, Beverage & Tobacco - 2.5%
Boston Beer, Cl. A	17,428	[a,b]	5,355,450
Flowers Foods	368,286	[a]	7,111,603
Hain Celestial Group	178,340	[b]	4,437,099
Ingredion	142,174		14,385,165
Lamb Weston Holdings	292,904		22,893,377
Lancaster Colony	39,032		6,689,304
Post Holdings	133,882	[a,b]	11,837,846
Sanderson Farms	39,766	[a]	3,912,577
Tootsie Roll Industries	38,727	[a]	1,222,611
TreeHouse Foods	112,061	[a,b]	5,105,499
			82,950,531
Health Care Equipment & Services - 7.2%
Acadia Healthcare	174,928	[a,b]	7,259,512
Allscripts Healthcare Solutions	347,458	[b]	4,138,225
Avanos Medical	94,885	[b]	5,370,491
Cantel Medical	72,071		5,704,420
Chemed	32,231		9,808,860
Encompass HealthSouth	196,837		13,247,130
Globus Medical, Cl. A	145,920	[b]	7,711,872
Haemonetics	103,994	[b]	10,864,253
HealthEquity	107,549	[b]	9,872,998
Hill-Rom Holdings	132,984		11,181,295
ICU Medical	33,226	[b]	8,463,659
Inogen	34,849	[b]	6,606,325
Integra LifeSciences Holdings	140,225	[b]	7,511,853
LifePoint Health	78,643	[b]	5,100,785
LivaNova	97,318	[b]	10,898,643
Masimo	96,124	[b]	11,111,934
Medidata Solutions	119,627	[a,b]	8,409,778

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 7.2% (continued)
MEDNAX	187,240	[b]	7,731,140
Molina Healthcare	123,586	[a,b]	15,666,997
NuVasive	103,137	[a,b]	5,793,205
Patterson	163,623	[a]	3,694,607
STERIS	168,491		18,417,751
Teleflex	91,604		22,052,747
Tenet Healthcare	166,668	[a,b]	4,288,368
West Pharmaceutical Services	146,774		15,546,302
			236,453,150
Household & Personal Products - .6%
Edgewell Personal Care	107,467	[a,b]	5,156,267
Energizer Holdings	119,875		7,045,054
Nu Skin Enterprises, Cl. A	110,651		7,769,913
			19,971,234
Insurance - 4.7%
Alleghany	29,885		17,951,322
American Financial Group	140,858		14,090,026
Aspen Insurance Holdings	118,346		4,956,330
Brown & Brown	464,051		13,076,957
CNO Financial	333,123		6,296,025
First American Financial	221,977		9,840,240
Genworth Financial, Cl. A	1,003,846	[b]	4,296,461
Hanover Insurance Group	84,677		9,431,324
Kemper	121,404		9,128,367
Mercury General	54,279	[a]	3,219,288
Old Republic International	569,301		12,553,087
Primerica	85,796		9,415,253
Reinsurance Group of America	127,366		18,133,097
RenaissanceRe Holdings	80,642		9,851,227
WR Berkley	192,603		14,618,568
			156,857,572
Materials - 6.6%
Allegheny Technologies	251,332	[a,b]	6,506,985
AptarGroup	124,219		12,665,369
Ashland Global Holdings	124,208		9,188,908
Bemis	182,458		8,351,103
Cabot	123,214		5,998,058
Carpenter Technology	93,469		4,076,183
Chemours	351,773		11,612,027
Commercial Metals	231,238		4,407,396
Compass Minerals International	66,948	[a]	3,247,647
Domtar	125,069		5,791,945
Eagle Materials	96,236		7,106,066

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 6.6% (continued)
Greif, Cl. A	52,131		2,465,796
Louisiana-Pacific	283,921		6,180,960
Minerals Technologies	70,617		3,866,281
NewMarket	17,773	[a]	6,859,667
Olin	332,964		6,725,873
Owens-Illinois	322,983	[a,b]	5,061,144
PolyOne	161,308		5,211,861
Reliance Steel & Aluminum	144,876		11,433,614
Royal Gold	130,302		9,985,042
RPM International	266,232		16,285,411
Scotts Miracle-Gro, Cl. A	79,694	[a]	5,318,778
Sensient Technologies	84,666	[a]	5,491,437
Silgan Holdings	153,663		3,692,522
Sonoco Products	198,245	[a]	10,820,212
Steel Dynamics	469,774		18,603,050
United States Steel	355,025	[a]	9,418,813
Valvoline	379,728	[a]	7,564,182
Worthington Industries	80,491	[a]	3,370,963
			217,307,293
Media & Entertainment - 2.1%
AMC Networks, Cl. A	91,513	[a,b]	5,360,832
Cable One	9,945	[a]	8,908,134
Cars.com	127,888	[a,b]	3,339,156
Cinemark Holdings	211,725	[a]	8,801,408
John Wiley & Sons, Cl. A	91,388		4,956,885
Live Nation Entertainment	276,217	[a,b]	14,446,149
Meredith	78,416	[a]	4,043,129
New York Times, Cl. A	283,026	[a]	7,471,886
TEGNA	431,763		4,982,545
World Wrestling Entertainment, Cl. A	86,970	[a]	6,313,152
			68,623,276
Pharmaceuticals Biotechnology & Life Sciences - 2.7%
Bio-Rad Laboratories	40,323	[b]	11,002,131
Bio-Techne	75,530		12,667,892
Catalent	290,073	[b]	11,701,545
Charles River Laboratories International	96,180	[b]	11,716,648
Exelixis	597,037	[a,b]	8,280,903
Mallinckrodt	165,647	[b]	4,151,114
PRA Health Sciences	116,017	[b]	11,238,567
Prestige Brands Holdings	104,440	[a,b]	3,776,550
Syneos Health	121,949	[a,b]	5,564,533
United Therapeutics	86,676	[b]	9,608,901
			89,708,784

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Real Estate - 9.2%
Alexander & Baldwin	133,631	[a,c]	2,611,150
American Campus Communities	274,442	[c]	10,843,203
Camden Property Trust	185,704	[c]	16,763,500
CoreCivic	235,960	[c]	5,299,662
CoreSite Realty	72,922	[a,c]	6,844,459
Corporate Office Properties Trust	207,280	[c]	5,356,115
Cousins Properties	836,775	[c]	6,953,600
CyrusOne	209,454	[a,c]	11,149,236
Douglas Emmett	323,245	[c]	11,698,237
EPR Properties	148,949	[a,c]	10,238,754
First Industrial Realty Trust	252,582	[c]	7,754,267
GEO Group	245,224	[c]	5,421,903
Healthcare Realty Trust	249,265	[c]	6,944,523
Highwoods Properties	205,923	[c]	8,780,557
Hospitality Properties Trust	327,259	[c]	8,384,376
JBG SMITH Properties	217,117	[a,c]	8,137,545
Jones Lang LaSalle	90,557		11,977,069
Kilroy Realty	201,475	[c]	13,877,598
Lamar Advertising, Cl. A	169,422	[c]	12,422,021
LaSalle Hotel Properties	221,178	[c]	7,301,086
Liberty Property Trust	294,185	[c]	12,317,526
Life Storage	92,932	[c]	8,750,477
Mack-Cali Realty	181,142	[c]	3,677,183
Medical Properties Trust	726,270	[a,c]	10,792,372
National Retail Properties	314,261	[c]	14,691,702
Omega Healthcare Investors	401,087	[a,c]	13,376,251
Potlatch	124,501	[c]	4,513,161
Rayonier	257,628	[c]	7,780,366
Realogy Holdings	244,918	[a]	4,670,586
Sabra Health Care	357,423	[a,c]	7,738,208
Senior Housing Properties Trust	476,437	[c]	7,656,343
Tanger Factory Outlet Centers	189,119	[a,c]	4,209,789
Taubman Centers	122,359	[c]	6,730,969
Uniti Group	348,397	[a,c]	6,668,319
Urban Edge Properties	226,006	[c]	4,630,863
Weingarten Realty Investors	238,809	[c]	6,715,309
			303,678,285
Retailing - 3.1%
Aaron's	138,752		6,539,382
American Eagle Outfitters	337,931		7,792,689
AutoNation	114,448	[a,b]	4,632,855
Bed Bath & Beyond	283,837	[a]	3,899,920
Big Lots	80,322	[a]	3,334,969

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Retailing - 3.1% (continued)
Dick's Sporting Goods	152,276	[a]	5,386,002
Dillard's, Cl. A	40,107	[a]	2,824,335
Five Below	111,566	[b]	12,698,442
Murphy USA	59,549	[b]	4,801,436
Ollie's Bargain Outlet Holdings	102,094	[b]	9,484,533
Pool	80,563		11,742,057
Sally Beauty Holdings	239,116	[a,b]	4,258,656
Signet Jewelers	103,591	[a]	5,806,276
The Michaels Companies	194,796	[a,b]	3,087,517
Urban Outfitters	151,832	[b]	5,991,291
Williams-Sonoma	161,393	[a]	9,583,516
			101,863,876
Semiconductors & Semiconductor Equipment - 2.6%
Cirrus Logic	121,428	[a,b]	4,546,264
Cree	204,155	[a,b]	7,925,297
Cypress Semiconductor	724,353	[a]	9,373,128
First Solar	150,308	[b]	6,282,874
Integrated Device Technology	257,319	[b]	12,045,102
MKS Instruments	108,839		8,020,346
Monolithic Power Systems	77,256		9,125,479
Silicon Laboratories	86,052	[b]	7,015,820
Synaptics	71,381	[a,b]	2,679,643
Teradyne	371,044		12,782,466
Versum Materials	217,228		6,855,716
			86,652,135
Software & Services - 6.9%
ACI Worldwide	232,850	[b]	5,842,207
Blackbaud	96,623		6,929,802
CDK Global	259,084		14,829,968
CommVault Systems	76,551	[b]	4,456,799
CoreLogic	162,640	[b]	6,606,437
Fair Isaac	57,981	[b]	11,173,519
j2 Global	93,131	[a]	6,783,662
Jack Henry & Associates	153,888		23,057,039
Leidos Holdings	301,061		19,502,732
Liveramp Holdings	156,783	[b]	7,161,847
LogMeIn	104,159		8,970,173
Manhattan Associates	130,835	[b]	6,246,063
MAXIMUS	129,063		8,385,223
Perspecta	285,798		6,999,193
PTC	212,147	[b]	17,483,034
Sabre	503,193		12,403,707
Science Applications International	84,043		5,841,829

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Software & Services - 6.9% (continued)
Teradata	236,935	[a,b]	8,624,434
Tyler Technologies	77,346	[b]	16,371,054
Ultimate Software Group	62,428	[b]	16,645,178
WEX	86,239	[b]	15,174,614
			229,488,514
Technology Hardware & Equipment - 6.0%
ARRIS International	337,304	[a,b]	8,388,750
Arrow Electronics	173,851	[b]	11,771,451
Avnet	230,386		9,231,567
Belden	80,882	[a]	4,371,672
Ciena	288,433	[b]	9,016,416
Cognex	344,396	[a]	14,753,925
Coherent	48,346	[a,b]	5,953,326
InterDigital	69,164		4,907,186
Jabil Circuit	305,707		7,560,134
Keysight Technologies	374,953	[b]	21,402,317
Littelfuse	50,262		9,105,464
Lumentum Holdings	125,233	[a,b]	6,843,983
National Instruments	225,125		11,024,371
NCR	236,156	[a,b]	6,340,789
NetScout Systems	144,457	[a,b]	3,648,984
Plantronics	66,323	[a]	3,911,067
SYNNEX	82,793		6,425,565
Tech Data	75,919	[b]	5,364,437
Trimble	500,051	[b]	18,691,906
ViaSat	112,280	[a,b]	7,158,973
Vishay Intertechnology	260,953		4,775,440
Zebra Technologies, Cl. A	107,447	[b]	17,868,436
			198,516,159
Telecommunication Services - .2%
Telephone & Data Systems	183,134		5,646,021
Transportation - 2.2%
Avis Budget Group	132,505	[b]	3,726,041
Genesee & Wyoming, Cl. A	118,276	[b]	9,371,007
JetBlue Airways	622,370	[b]	10,412,250
Kirby	107,991	[a,b]	7,768,873
Knight-Swift Transportation Holdings	256,046	[a]	8,193,472
Landstar System	81,758		8,183,158
Old Dominion Freight Line	131,241		17,116,451
Ryder System	105,720		5,847,373
Werner Enterprises	88,112	[a]	2,836,325
			73,454,950

Description		Shares		Value ($)
Common Stocks - 99.1% (continued)
Utilities - 4.9%
ALLETE		102,974		7,620,076
Aqua America		354,144	[a]	11,520,304
Atmos Energy		222,451		20,705,739
Black Hills		107,535	[a]	6,398,333
Hawaiian Electric Industries		217,488	[a]	8,112,302
IDACORP		100,342		9,357,895
MDU Resources		392,686		9,801,443
National Fuel Gas		171,087	[a]	9,288,313
New Jersey Resources		176,962	[a]	7,980,986
NorthWestern		100,985		5,933,879
OGE Energy		397,629		14,374,288
ONE Gas		104,456		8,242,623
PNM Resources		159,842		6,139,531
Southwest Gas		98,505		7,611,481
UGI		347,853		18,457,080
Vectren		165,392		11,830,490
				163,374,763
Total Common Stocks (cost $2,309,192,452)				3,273,098,061
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
2.09%, 12/6/18 (cost $2,270,348)		2,275,000	[d,e]	2,270,281
	7-Day Yield (%)	Shares
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,153,431)	2.21	1,153,431	[f]	1,153,431

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $73,609,257)	2.12	73,609,257	[f]	73,609,257
Total Investments (cost $2,386,225,488)		101.4%		3,350,131,030
Liabilities, Less Cash and Receivables		(1.4%)		(47,054,490)
Net Assets		100.0%		3,303,076,540

a Security, or portion thereof, on loan. At October 31, 2018, the value of the fund’s securities on loan was $605,296,563 and the value of the collateral held by the fund was $620,725,847, consisting of cash collateral of $73,609,257 and U.S. Government & Agency securities valued at $547,116,590.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	16.1
Information Technology	15.6
Industrials	14.2
Consumer Discretionary	11.8
Health Care	9.9
Real Estate	9.2
Materials	6.6
Utilities	4.9
Energy	4.8
Consumer Staples	3.7
Investment Companies	2.3
Communication Services	2.2
Government	.1
101.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	290,603,440	728,917,798	945,911,981	73,609,257	2.2	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	29,459,785	659,221,903	687,528,257	1,153,431.0		489,079
Total	320,063,225	1,388,139,701	1,633,440,238	74,762,688	2.2	489,079

See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	194	12/18	35,659,884	35,401,120	(258,764)
Gross Unrealized Depreciation				(258,764)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $605,296,563)—Note 1(b):
Unaffiliated issuers	2,311,462,800	3,275,368,342
Affiliated issuers	74,762,688	74,762,688
Cash		6,461,203
Receivable for investment securities sold		30,524,028
Dividends, interest and securities lending income receivable		2,360,482
Receivable for shares of Common Stock subscribed		1,595,726
Receivable for futures variation margin—Note 4		139,271
		3,391,211,740
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,124,182
Liability for securities on loan—Note 1(b)		73,609,257
Payable for shares of Common Stock redeemed		7,121,369
Payable for investment securities purchased		6,280,392
		88,135,200
Net Assets ($)		3,303,076,540
Composition of Net Assets ($):
Paid-in capital		2,027,206,331
Total distributable earnings (loss)		1,275,870,209
Net Assets ($)		3,303,076,540

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	2,189,027,337	1,114,049,203
Shares Outstanding	60,767,459	30,945,477
Net Asset Value Per Share ($)	36.02	36.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $29,861 foreign taxes withheld at source):
Unaffiliated issuers	56,257,505
Affiliated issuers	489,079
Income from securities lending—Note 1(b)	1,566,413
Interest	31,318
Total Income	58,344,315
Expenses:
Management fee—Note 3(a)	9,232,495
Shareholder servicing costs—Note 3(b)	6,471,371
Directors’ fees—Note 3(a,c)	279,966
Loan commitment fees—Note 2	83,973
Interest expense—Note 2	15,461
Total Expenses	16,083,266
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(279,966)
Net Expenses	15,803,300
Investment Income—Net	42,541,015
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	313,850,966
Net realized gain (loss) on futures	(6,389)
Net Realized Gain (Loss)	313,844,577
Net unrealized appreciation (depreciation) on investments	(309,104,389)
Net unrealized appreciation (depreciation) on futures	(508,663)
Net Unrealized Appreciation (Depreciation)	(309,613,052)
Net Realized and Unrealized Gain (Loss) on Investments	4,231,525
Net Increase in Net Assets Resulting from Operations	46,772,540

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	42,541,015	34,085,813
Net realized gain (loss) on investments	313,844,577	279,222,926
Net unrealized appreciation (depreciation) on investments	(309,613,052)	414,399,355
Net Increase (Decrease) in Net Assets Resulting from Operations	46,772,540	727,708,094
Distributions ($):
Distributions to shareholders:
Investor Shares	(227,034,189)	(262,501,236)
Class I	(90,220,636)	(82,891,463)
Total Distributions	(317,254,825)	(345,392,699)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	472,594,320	680,442,906
Class I	281,173,080	1,038,154,737
Distributions reinvested:
Investor Shares	223,247,292	258,429,799
Class I	37,285,087	35,405,826
Cost of shares redeemed:
Investor Shares	(1,037,910,361)	(1,748,731,327)
Class I	(138,523,724)	(108,005,014)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(162,134,306)	155,696,927
Total Increase (Decrease) in Net Assets	(432,616,591)	538,012,322
Net Assets ($):
Beginning of Period	3,735,693,131	3,197,680,809
End of Period	3,303,076,540	3,735,693,131
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	12,438,710	18,629,424
Shares issued for distributions reinvested	5,983,133	7,363,563
Shares redeemed	(27,124,448)	(47,279,387)
Net Increase (Decrease) in Shares Outstanding	(8,702,605)	(21,286,400)
Class Ib
Shares sold	7,311,830	28,007,131
Shares issued for distributions reinvested	1,001,929	1,011,414
Shares redeemed	(3,633,568)	(2,920,059)
Net Increase (Decrease) in Shares Outstanding	4,680,191	26,098,486

[a]

Distributions to shareholders include $26,534,814 Investor shares and $10,489,747 Class I shares from net investment income and $235,966,422 Investor shares and $72,401,716 Class I shares distributions from net realized gains. Undistributed investment income—net was $24,597,102 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]	During the period ended October 31, 2018, 33,938 Class I shares representing $1,336,368 were automatically converted for 33,929 Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2018	2017	2016[a]	2015	2014
Per Share Data ($):
Net asset value, beginning of period	39.03	35.17	37.70	39.13	36.81
Investment Operations:
Investment income—net[b]	.42	.32	.42	.39	.37
Net realized and unrealized gain (loss) on investments	(.11)	7.30	1.45	.81	3.64
Total from Investment Operations	.31	7.62	1.87	1.20	4.01
Distributions:
Dividends from investment income—net	(.35)	(.38)	(.43)	(.40)	(.32)
Dividends from net realized gain on investments	(2.97)	(3.38)	(3.97)	(2.23)	(1.37)
Total Distributions	(3.32)	(3.76)	(4.40)	(2.63)	(1.69)
Net asset value, end of period	36.02	39.03	35.17	37.70	39.13
Total Return (%)	.52	22.89	5.79	2.98	11.21
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.09	.88	1.23	1.00	.98
Portfolio Turnover Rate	15.73	24.48	21.68	19.45	16.22
Net Assets, end of period ($ x 1,000)	2,189,027	2,711,092	3,191,813	3,303,416	3,572,418

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	39.01	35.18	36.39
Investment Operations:
Investment income—net[b]	.50	.42	.02
Net realized and unrealized gain (loss) on investments	(.08)	7.28	(1.23)
Total from Investment Operations	.42	7.70	(1.21)
Distributions:
Dividends from investment income—net	(.46)	(.49)	—
Dividends from net realized gain on investments	(2.97)	(3.38)	—
Total Distributions	(3.43)	(3.87)	—
Net asset value, end of period	36.00	39.01	35.18
Total Return (%)	.79	23.17	(3.33)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.26[d]
Ratio of net expenses to average net assets	.25	.25	.25[d]
Ratio of net investment income to average net assets	1.31	1.10	.70[d]
Portfolio Turnover Rate	15.73	24.48	21.68
Net Assets, end of period ($ x 1,000)	1,114,049	1,024,602	5,867

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent

NOTES TO FINANCIAL STATEMENTS (continued)

pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Common Stocks†	3,273,098,061	–	–	3,273,098,061
Investment Companies	74,762,688	–	–	74,762,688
U.S. Treasury	–	2,270,281	–	2,270,281
Liabilities ($)
Other Financial Instruments:
Futures††	(258,764)	–	–	(258,764)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

NOTES TO FINANCIAL STATEMENTS (continued)

security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2018, The Bank of New York Mellon earned $290,214 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $48,162,194, undistributed capital gains $294,992,447 and unrealized appreciation $932,715,568.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $46,320,445 and $37,024,561, and long-term capital gains $270,934,380 and $308,368,138, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2018 was approximately $549,900 with a related weighted average annualized interest rate of 2.81%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2018, fees reimbursed by Dreyfus amounted to $279,966.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, the fund was charged $6,471,371 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $730,081 and Shareholder Services Plan fees $484,737, which are offset against an expense reimbursement currently in effect in the amount of $90,636.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2018, amounted to $571,112,270 and $1,004,268,812, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	39,688,474

At October 31, 2018, the cost of investments for federal income tax purposes was $2,417,415,462; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $932,715,568, consisting of $1,165,972,539 gross unrealized appreciation and $233,256,971 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Midcap Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.18% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $37,765,912 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. The fund also hereby reports $.0284 per share as a long-term capital gain distribution paid on March 20, 2018 and also $.1070 per share as a short-term capital gain distribution and $2.8357 per share as a long-term capital gain distribution paid on December 27, 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (78)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Midcap Index Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0113AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,702 in 2017 and $35,222 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,549 in 2017 and $7,224 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,168 in 2017 and $4,195     in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, $1,315 in 2017 and $1,392 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,905,415 in 2017 and $30,820,284 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Midcap Index Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)